West Pharmaceutical Services, Inc. September 2017

Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® is a registered trademark of, and is licensed from, Daikyo Seiko, Ltd. 2 |

Our Mission By your side… Pharmaceutical, biotechnology, generic and medical device companies trust West and our ability to deliver consistent high-quality and technologically advanced containment and delivery solutions We share the commitment of our customers to improve the health of patients worldwide 3 |

A 90-Year History 4 |

An Integral Part of the Healthcare Industry Top 50 Injectable biologics rely on West and Daikyo components ~ 41 Billion Components manufactured annually Top 75 Supplier to the top 75 pharmaceutical & biotech injectable companies 5 |

$1.5B Net Sales* By Product Category $1.5B Net Sales* By Geography Americas Europe, Middle East, Africa Asia Pacific 54% 39% 7% $1.5B Net Sales* By Market Group High-Value Components Standard Packaging Delivery Devices Contract Manufacturing P R OPRI E T A R Y P R O D U C T S Pharma Generics Biologics Contract Manufacturing 22% P R OPRI E T A R Y P R O D U C T S West Business at a Glance 21% 7% 33% 39% 21% 35% * Based on full-year 2016 net sales >2,000 Customers Largest Customer: ~7% of Net Sales 50 Global Locations 28 Manufacturing Sites 7,300 Employees 22% 6 |

Long-term Strategy Market Led and Exceptional Customer Experience Operational Effectiveness Product and Service Differentiation Drive Shareholder Value Become the world leader in integrated containment and delivery of injectable medicines 7 |

Addressing Unique Customer Needs Quality – A High Bar Set By Our Customers GENERICS Speed to market Efficient manufacturing BIOLOGICS Packaging solutions for sensitive molecules Self-injection technologies PHARMA Total cost of ownership Life cycle management Design for manufacturing CONTRACT MANUFACTURING Quality manufacturing Patient Focus 8 |

West solutions: Integrated containment & delivery Increasing levels of customer intimacy Increasing value to West STANDARD est Differentiated Solutions: Standard Packaging—Stoppers & Seals 9 |

West solutions: Integrated containment & delivery Increasing levels of customer intimacy Increasing value to West STANDARD est Differentiated Solutions: High-Value Components 10 | STERILIZED WASHED COATED

West solutions: Integrated containment & delivery Increasing levels of customer intimacy Increasing value to West STANDARD est Differentiated Solutions: Increasing Quality & Inspection 11 | STERILIZED WASHED COATED CAMERA INSPECTED QUALITY BY DESIGN

West solutions: Integrated containment & delivery ADMINISTERED SELF INJECTION est Differentiated Solutions: Reconstitution & Self Injection Devices 12 | Increasing levels of customer intimacy Increasing value to West CONTAINMENT

West solutions: Integrated containment & delivery STERILIZED WASHED COATED ADMINISTERED CAMERA INSPECTED QUALITY BY DESIGN CONTAINMENT SELF INJECTION INJECTION MOLDING MULTI-COMPONENT ASSEMBLY STANDARD est Differentiated Solutions: Integrated Containment & Delivery 13 | Increasing levels of customer intimacy Increasing value to West

Circles reflect relative size of 2016 net sales Standard Packaging High-Value Components 0% 5% 10% 15% 20% 0% 30% 60% 2016 Category Gross Margin % Proprietary Devices Contract Manufacturing 2016 GM 33.2% 5-Yr Sales CAGR 7.4% Product Net Sales & Margin Growth 2012-2016 compound annual net sales growth rates (excludes currency) > High-Value Components have driven growth > Proprietary Devices present significant potential growth opportunity > Steady Contract Manufacturing and Standard Packaging businesses 5 -Y e a r CAG R 14 0% 14 |

Global Operations  Global manufacturing network of 28 plants across U.S., Europe, Asia and South America  Increased industry-leading quality metrics  Increased capacity and efficiencies, reducing lead times and backlog levels for high-value products  Global Supply Chain and Procurement drove lower costs and increased savings  Completed 60,000 sq ft expansion of Dublin contract manufacturing site  Planned increases of high-value product capacity with new facility in Waterford and expansions in Kinston, NC and Singapore Dublin contract manufacturing 15 |

0% 100% 200% 300% 400% 500% 2011 2012 2013 2014 2015 20162012 2013 2014 2015 2016 Net Sales Sustained, Consistent Growth 2012 2013 2014 2015 2016 Adjusted Diluted EPS* (Non-GAAP) Constant Currency CAGR 6.8% Comparison of Cumulative Five-Year Total Return S&P MidCap 400 Index West Pharmaceutical Services, Inc. (WST) Sources: IR Insight, Company estimates *Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Adjusted Diluted EPS CAGR 12.1%* $1.38 $2.18 +19% $1.27 Billion $1.51 Billion +9.1% organic CAGR 4.5% 16 |

Second-Quarter 2017 Results * Excluding the impact from translational changes in foreign exchange  Net sales of $397.6 million, a record high, representing 3.9% organic sales growth* ‒ Proprietary Products organic sales growth of 2.2% ‒ Contract-Manufactured Products organic sales growth of 10.5%  Gross profit margin decreased year-over-year by 300 basis points and adjusted operating profit margin by 190 basis points  SmartDose® and Daikyo Crystal Zenith® products – strong double-digit organic sales growth  Reported diluted EPS of $0.51. Adjusted diluted EPS of $0.66, a 12% increase over prior-year adjusted diluted EPS. This includes a $0.13 favorable EPS impact from tax benefits associated with stock-based compensation expense 17 |

2017 Full-Year Guidance (as of 7/27/2017) ($ millions, except EPS) (1) (2) (3) (1) Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.14 for the remainder of 2017. Actual results will vary as a result of variability of exchange rates, among other items. (2) Includes first-half 2017 tax benefit associated with stock-based compensation expense of $25.5 million ($0.34 per diluted share). (3) Please see Slide 23 for a reconciliation of reported diluted EPS guidance to adjusted diluted EPS guidance. 2017 Guidance Proprietary Products net sales $1,240 to $1,250 Contract-Manufactured Products net sales $345 to $350 Consolidated net sales $1,585 to $1,600 Consolidated gross profit margin (% of net sales) 32.7% to 33.3% Full-year adjusted diluted EPS (1) (2) (3) $2.66 to $2.73 18 |

Building for the Future Global operations expanding capacity to meet growing customer demand Market-led strategy addressing the specific needs of pharmaceutical, biotechnology, generic and medical device customers Strong competitive position  Quality culture  Designed into regulated products  Scientific and technical expertise Proprietary products and contract manufacturing expected to drive net sales growth and margin expansion Financial strength to invest with a strong balance sheet and operating cash flow Innovations in integrated containment and delivery driving new products and services for long- term growth Create Value for Customers, Patients, Employees and Shareholders 19 |

These presentation materials use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non-GAAP financial measures:  Net sales at constant currency (organic sales)  Adjusted operating profit  Adjusted operating profit margin  Adjusted net income  Adjusted income tax expense  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Please see “Financial Guidance” and “Non-GAAP Financial Measures” in the Company’s second-quarter 2017 earnings release for further information concerning reconciling items. Notes to Non-GAAP Financial Measures For additional details, please see Safe Harbor Statement 20 |

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) 21 | Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ million, except EPS data) Three months ended June 30, 2017 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $42.7 $2.9 $38.8 $0.51 Venezuela deconsolidation 11.1 - 11.1 0.15 Adjusted (Non-GAAP) $53.8 $2.9 $49.9 $0.66 Six months ended June 30, 2017 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $104.0 $5.1 $99.7 $1.32 Venezuela deconsolidation 11.1 - 11.1 0.15 Adjusted (Non-GAAP) $115.1 $5.1 $110.8 $1.47

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) 22 | Reconciliation of Net Sales to Net Sales at Constant Currency(1) ($ million, except EPS data) (1) Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. Three months ended June 30, 2017 Proprietary CM Eliminations Total Reported net sales (GAAP) $312.8 $84.9 $(0.1) $397.6 Effect of changes in currency translation rates 5.1 0.5 - 5.6 Net sales at constant currency (Non-GAAP)(1) $317.9 $85.4 $(0.1) $403.2 Six months ended June 30, 2017 Proprietary CM Eliminations Total Reported net sales (GAAP) $621.6 $164.0 $(0.3) $785.3 Effect of changes in currency translation rates 10.3 1.1 - 11.4 Net sales at constant currency (Non-GAAP)(1) $631.9 $165.1 $(0.3) $796.7

23 | Reconciliation of Reported Diluted EPS Guidance to Adjusted Diluted EPS guidance Full Year 2017 Guidance(1) (2) (3) Reported diluted EPS guidance $2.51 to $2.58 Venezuela deconsolidation 0.15 Adjusted diluted EPS guidance $2.66 to $2.73 (1) Please refer to “Notes to Non-GAAP Financial Measures” on slides 20 and 21 for additional information regarding adjusted diluted EPS. (2) Guidance includes various currency exchange rate assumptions, most significantly the euro at $1.14 for the remainder of 2017. Actual results will vary as a result of exchange rate variability, among other items. (3) Includes first-half 2017 tax benefit associated with stock-based compensation expense of $25.5 million ($0.34 per diluted share). Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)

Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) 24 | Reconciliation of Reported and Adjusted Diluted EPS(1) 2016 2015 2014 2013 2012 Diluted EPS Reported (GAAP) $1.91 $1.30 $1.75 $1.57 $1.15 Restructuring and related charges 0.23 - - - 0.05 Venezuela currency devaluation 0.04 - - - - Pension (curtailment) settlement (0.01) 0.43 - - - Executive retirement and related costs - 0.09 - - - License costs - - 0.01 - - Discrete tax items 0.01 0.01 0.02 0.06 0.03 Acquisition-related contingencies - - - - 0.01 Extinguishment of debt - - - - 0.14 Diluted EPS Adjusted (Non-GAAP) $2.18 $1.83 $1.78 $1.63 $1.38 (1) Please see “Non-GAAP Financial Matters” in the Company’s earnings press releases and the Company’s SEC filings for further information concerning reconciling items.